Duke Realty Announces Major Transactions December 20, 2010 Exhibit 99.2

Forward-Looking Statements
This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) our differentiated portfolio and market-specific asset strategy; (2) strategic initiatives with respect to our assets, operations and capital; (3) our pro forma capital position following the execution of the industrial joint venture acquisition; and (4) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation and our filings with the
Securities and Exchange Commission.  Many of these factors are beyond our ability to control or predict.
Factors that could cause actual results to differ materially from those contemplated in this slide presentation and our filings with the Securities and Exchange Commission include the other factors set forth in our filings with the Securities and Exchange Commission, including our annual report on
Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-
looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Asset
Strategy
Operations
Strategy
Capital
Strategy
Focused on executing our business strategy

Continued Progress On Strategic Initiatives
• 2010 Asset dispositions of $630 million, including the announced joint venture transaction with CB Richard Ellis Realty Trust (“CBRERT”) ($414 million proceeds to Duke Realty)
• 60% Office; 70% Midwest
• Total acquisitions of $930 million, including announced $450 million South
Florida portfolio and $300 million Dugan Realty joint venture
• 78% Industrial; 22% Office
• Strong leasing momentum: over 20 million square feet of new and renewal leasing activity
• Increasing occupancy; currently 89%
• High tenant retention rate of 78.8%
• Raised $1.2 billion of capital year-to-date; including disposition transactions
• Bond tender/refinance of $280 million and repurchased $109 million shares of preferred Series O
• Approximately $770 million undrawn LOC; $21 million cash at 9/30/10
Note: Third Quarter Year to Date plus  Pro forma effect of CBRERT and Premier transactions

Asset Strategy: Overview
Portfolio by product type
September 30, 2009
Southeast
25%
Midwest
53%
West
1%
South
8%
East
13%
Southeast
30%
Midwest
40%
West
5%
South
10%
East
15%
Portfolio by region
Office
55%
Industrial
36%
Medical Office
5%
Office
25%
Industrial
60%
Medical Office
15%
After CBRERT and Premier
Industrial
42%
Office
49%
Retail 3%
Medical
Office 6%
Midwest
49%
Southeast
27%
South
11%
East
12%
West
1%
2013 Goal
Retail
4%
Strategic transactions reduce office concentration in Midwest and increase industrial and medical office investment

Asset Strategy: Progress To Date
ACQUISITIONS DISPOSITIONS
Q4 2009 $15 Q4 2009 $144
Q1 - Q3 2010 479 Q1 - Q3 2010 196
Q4 2010 – Premier 450 Q4 2010 – CBRERT 414
Proforma Total $944 Proforma Total $754
Progress to Date Total Value Assumed Debt Net
Dispositions $754 ($0) $754
Acquisitions $944 ($450) $494
Excess Cash $260
Significant progress on Asset Strategy with negligible effect on current earnings and positive growth profile on assets acquired
Less than 50 Bps
difference in Cap
Rates

Contribution to CBRERT Joint Venture
On December 15, 2010, Duke Realty announced an agreement to contribute $517 million of suburban office assets into its existing joint venture with CBRERT
First closing to be completed by December 31, 2010; value at $174 million
Remaining $343 million of assets contributed by end of second quarter 2011
Duke Realty will retain a 20% ownership interest
Consistent with long-term strategy of decreasing investment in suburban office
Reduces suburban office concentration from 55% at September 30, 2009 to 49%
(1)
Continued fee generation from asset management and other property related services
Generates capital that can be re-deployed into targeted acquisitions and deleveraging
Estimated proceeds of $414 million
Enhances relationship with a strategic Partner
Strategic disposition of suburban office in alignment with objectives
(1) Pro forma for both CBRERT and Premier transactions

Suburban Office Joint Venture Portfolio Overview
Geographic Footprint % Square Footage Asset Snapshots
Minneapolis
( 17%)
Chicago
(7%)
Houston
(5%)
Dallas
(6%)
South Florida
(13%)
Cincinnati
(18%)
Columbus
(22%)
St. Louis
(8%)
Raleigh
(4%)
3.1 Million Square Feet
Pointe West I
Dallas
Norman Pointe I and II
Minneapolis
Sam Houston Crossing
Houston
One and Two Easton Oval
Columbus
Strategic contribution reduces office concentration in Midwest markets
Regency Creek I
Raleigh
One Conway Park
Chicago
533 and 555 Maryville Ctr
St. Louis
Landings Building I and II
Cincinnati
Nationwide
Columbus

On December 15, 2010, Duke Realty announced its agreement to acquire a $450 million portfolio of primarily industrial properties from Premier Commercial Realty totaling over 4.9 million square feet located in South Florida
– Portfolio is approximately 86% leased
Creates dominant industrial market position in Broward and Palm Beach counties
Acquisition is consistent with stated strategy
– Increasing investment in high-growth, high barrier to entry industrial markets
– Rapid deployment of proceeds from CBRERT joint venture transaction
– Portfolio composition:
– 4.5 million square feet of industrial
– 400,000 square feet of office
Premier Realty Portfolio Acquisition
Attractive acquisition consistent with our strategy

West Palm Beach
Royal Palm Beach
Palm Beach
Westgate
Wellington
441
98
Greenacres
Palm Springs
Lake Worth
807
Lantana
LOXAHATCHEE NAT'L WILDLIFE REFUGE
804
Boynton Beach
95
Delray Beach
806
808
Boca Raton
Deerfield Beach
Parkland
1
Coral Springs
Margate
Pompano Beach
Tamarac
Oakland Park
Lauderdale Lakes
84
Plantation
Fort Lauderdale
595
Davie
818
Dania

Premier Portfolio Overview
Geographic Footprint Asset Snapshots
Strategic acquisition of bulk industrial in high barrier markets

Premier Gateway Center @
Quantum
Premier Park of Commerce
Park Central Business Park Sample 95 Business Park Copans Business Park
Westport Business Park Atlantic Business Center Crossroads Business Park
A B C
B A
C
D E F
E D F G
H
I
G
H I
16%
14%
4%
8%
58%
Pompano Beach
Plantation
(office)
Boyton Beach
Palm Beach
Central Broward
18%
3%
79%
Bulk
Industrial
Service Center
Office
Premier Airport Center

Our Goals Our Targets to Obtain These Goals
• Lower leveraged • Reduce to 45% leverage
Non-Strategic property and land sales
Increase portfolio occupancy to normalized
levels
• Product focused • Increase bulk industrial investment
Industrial > 60%
Office < 25%
Medical >15%
• Concentrated in high
growth markets
• Align investment and resources to high
growth markets; dispose/exit non-strategic
areas
Differentiated asset strategy within tighter
geographic focus
Vision Road Map: Future Duke Realty
The announced transactions are consistent with our vision